Exhibit 10.12 Meta Financial Group, Inc. Participant: Global ID: Award Type: Award of Performance-Based Restricted Stock Plan Name: Meta Financial Group, Inc. 2002 Omnibus Incentive Plan (as amended) Award Date: Restricted Period: Performance Goal: For the four quarters ending June 30 immediately preceding each September 30, 2021, September 30, 2022 and September 30, 2023 Vesting Date (the “Measurement Period”), the Committee shall determine whether MetaBank (together with its Affiliates, as applicable) has satisfied capital requirements under the Basel III Capital Rules or such other capital requirements as may be promulgated by the Federal Reserve and the Office of the Comptroller of the Currency (or their successors having jurisdiction over such matters) (the “Capital Requirements”). If the Committee determines that MetaBank (and applicable Affiliates) has not satisfied the Capital Requirements for the Measurement Period preceding the applicable Vesting Date, the number of Shares of Restricted Stock that would otherwise vest on the applicable Vesting Date following the Measurement Period shall be forfeited without consideration therefor. The Committee shall look at the Capital Requirements for each Measurement Period immediately preceding each Vesting Date. and make a good faith determination as to whether the Capital Requirements have been satisfied with respect to the Measurement Period preceding the applicable Vesting Date and such decision shall not affect any portion of the Restricted Shares that are scheduled to vest in subsequent years. Shares of Restricted Stock Granted: Award Date Price: USD $ Vesting Schedule: Number of Shares of Restricted Stock Vesting Date If Performance Goal Met September 30, 2021 September 30, 2022 September 30, 2023

1 META FINANCIAL GROUP, INC. 2002 OMNIBUS INCENTIVE PLAN PERFORMANCE-BASED RESTRICTED STOCK AWARD AGREEMENT You have been granted an Award of Restricted Stock by Meta Financial Group, Inc. (the “Corporation”) subject to your acceptance of the terms herein. This Award of Restricted Stock is granted by the Corporation in accordance with the Meta Financial Group, Inc. 2002 Omnibus Incentive Plan, as it may be amended from time to time (the “Plan”), and the following terms and conditions. Any capitalized term used but not defined in this Award Agreement shall have the meaning set forth in the Plan. By your electronic signature consenting to the Award of Restricted Stock, you also agree that you have read and agree to be bound by the terms of this Award Agreement and the Plan. 1. Restricted Stock. The Award of Restricted Stock is for ____ Shares of the common stock of the Corporation, par value $.01 per share (“Common Stock”), pursuant to the Plan and subject to the restrictions and other terms and conditions set forth in this Award Agreement and in other communications and documents approved by the Corporation. A copy of the Plan, as currently in effect, is incorporated by reference and is available as a separate document in the participant portal. The number of Shares of Restricted Stock is as set forth on the Computershare (or successor) system in respect of your Award. 2. Transfer Restrictions. Any unvested Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by you, except by will or the laws of descent and distribution in the event of the your death, pursuant to a “qualified domestic relations order” as defined in the Code or the rules thereunder, or as provided in this Agreement. Except as otherwise provided in the Plan or this Award Agreement or as determined by the Committee in its discretion in accordance with Section 6(b) of the Plan, and provided that you maintain Continuous Service and the Performance Goal is achieved during the Restricted Period, the Shares of Restricted Stock shall vest and become transferable in accordance with the vesting schedule as provided for in this Award Agreement as set forth on the Computershare (or successor) system. 3. Documentation of Shares of Restricted Stock. As of the Grant Date, the Corporation shall issue Common Stock either in certificate form or book-entry form in your name with respect to the Shares of Restricted Stock and such Shares shall be held on your behalf until such Shares of Restricted Stock become vested. Such certificates shall bear the following (or a similar) legend or, if issued in book-entry, include a similar notation: “The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Corporation’s 2002 Omnibus Incentive Plan, as amended, and an agreement entered into between the registered owner and the Corporation. Copies of such Plan and the agreement are on file in the offices of the Secretary of the Corporation, 5501 South Broadband Lane, Sioux Falls, South Dakota 57108.”

2 The Corporation may require you to execute and deliver stock powers in favor of the Corporation with respect to the certificates representing the Shares of Restricted Stock. 4. Delivery of Shares of Common Stock. Upon the vesting of the Shares of Restricted Stock, the Corporation shall, as applicable, either remove the restrictive notations on any such Shares of Restricted Stock issued in book-entry form or deliver to you (or, if you have died, your legal representative) a certificate representing such Common Stock. Such Common Stock shall be free of the restrictions described in Section 2 and shall exclude the restrictive legend described in Section 3. The Corporation’s obligation to deliver shares of Common Stock pursuant to your Award, if the Committee so requires, is conditioned upon the receipt of a representation as to your investment intention or any other person to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the Securities Act of 1933, as amended, or any other federal, state or local securities law or regulation. In requesting any such representation, the Committee may provide that such representation requirement shall become inoperative upon a registration of such Shares or other action eliminating the necessity of such representation under the Securities Act of 1933 or other securities law or regulation. The Corporation shall not be required to deliver any Common Stock upon the vesting of the Shares of Restricted Stock prior to (i) the admission of such Shares to listing on any stock exchange or system on which the shares of Common Stock may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable. 5. Termination of Continuous Service or Death. If you cease Continuous Service for any reason (other than death, total or partial disability, Retirement, or an involuntary termination without Cause), all Shares of Restricted Stock that are unvested at the time of such termination of Continuous Service automatically shall be forfeited to the Corporation. If you cease to maintain Continuous Service due to death, total or partial disability, Retirement or involuntary termination without Cause, all Shares of Restricted Stock that are unvested at the time of such termination of Continuous Service shall fully vest upon the achievement of the Performance Goal applicable to such unvested Shares. If your Continuous Service is terminated for Cause, all rights under this Award Agreement shall expire immediately upon the Corporation’s notification to you of such termination. 6. Adjustments for Changes in Capitalization of the Corporation. In the event of any change in the outstanding shares of Common Stock by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, or any change in the corporate structure of the Corporation or in the shares of Common Stock, the number and class of shares covered by your Award of Restricted Stock shall be appropriately adjusted by the Committee, whose determination shall be conclusive. 7. Effect of Change of Control. The treatment of unvested Shares of Restricted Stock in connection with a change of control (as defined in the Plan) shall be determined under the Plan. 8. Stockholder Rights with respect to Restricted Stock. Subject to the restrictions and limitations set forth in the Plan and this Award Agreement, you shall have all of the rights of a

3 stockholder of the Corporation with respect to the Shares of Restricted Stock, including, but not limited to, the right to receive all dividends paid on the Restricted Stock and the right to vote the Restricted Stock. 9. Binding Effect of Award Agreement. The provisions of this Award Agreement and your Award of Restricted Stock shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and the successors and assigns of the Corporation and any person to whom the Shares of Restricted Stock are transferred by will or by the laws of descent and distribution. 10. Withholding Tax. Upon the vesting of the Shares of Restricted Stock (or at such earlier time, if any, that you elect under Code Section 83(b) to include the value of the Restricted Stock in taxable income), the Corporation shall have the right to: (i) require you or such other person to pay to the Corporation the amount of any taxes which the Corporation or any of its Affiliates is required to withhold with respect to such Shares of Restricted Stock; (ii) to retain, or sell without notice, a sufficient number of such Shares to cover the amount required to be withheld or in lieu of any of the foregoing; or (iii) to withhold a sufficient sum from your compensation payable by the Corporation to satisfy the Corporation’s tax withholding requirements. The Corporation shall have the right to deduct from any dividends paid with respect to the Shares of Restricted Stock the amount of any taxes the Corporation is required to withhold with respect to such dividend payments. The Corporation’s method of satisfying its withholding obligations shall be solely in the discretion of the Corporation, subject to applicable federal, state and local law. 11. Notices. All notices hereunder to the Corporation shall be delivered or mailed to it addressed to the Secretary of Meta Financial Group, Inc., 5501 South Broadband Lane, Sioux Falls, South Dakota 57108. Any notices hereunder to you shall be delivered personally or mailed to your address in the Corporation’s records. Such addresses for the service of notices may be changed at any time provided written notice of the change is furnished in advance to the Corporation or to you, as the case may be. 12. Plan and Plan Interpretations as Controlling. This Award Agreement, the Award of Restricted Stock information available on Computershare (or its successor), and the terms and conditions set forth herein are subject in all respects to the terms and conditions of the Plan, which are controlling. All determinations and interpretations of the Committee shall be binding and conclusive upon you or your legal representatives with regard to any question arising under this Award Agreement or under the Plan. 13. Grantee Service. Nothing in this Award Agreement shall limit the right of the Corporation or any of its Affiliates to terminate your service as a director, officer or employee, or otherwise impose upon the Corporation or any of its Affiliates any obligation to employ or accept your services. 14. Electronic Signature. By selecting “I Accept” button, you are signing this Award Agreement electronically. You agree that your electronic signature is the legal equivalent of your manual signature on this Award Agreement.